Vanguard Municipal Bond Funds

Supplement to the Statement of Additional Information Dated February 25, 2010 (revised April 22, 2010)

In the Description of the Trust section, under “Service Providers,” the following text replaces similar text:

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the Funds’ custodian. The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

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